SECOND AMENDMENT
                                        to
                      AMENDED AND RESTATED CREDIT AGREEMENT

         SECOND AMENDMENT (the "Amendment"), dated as of August 1, 1997 (the "Second Amendment Date") to Amended and Restated Credit Agreement, made by The Chase Manhattan Bank , a New York banking corporation having an office at 106 Corporate Park Drive, White Plains, New York 10604 (the "Bank") and DEL GLOBAL TECHNOLOGIES CORP., a New York corporation having an office at One Commerce Park, Valhalla, New York 10595 ("Del"), RFI CORPORATION, a Delaware corporation having an office at 100 Pine Aire Drive, Bay Shore, New York 11706 ("RFI"), DYNARAD CORP., a New York corporation having an office at 19 Jefryn Boulevard, Deer Park, New York 11729 ("Dynarad"), BERTAN HIGH VOLTAGE CORP., a New York corporation having an office at 121 New South Road, Hicksville, New York 11801 ("Bertan High Voltage"), DEL MEDICAL SYSTEMS CORP., a New York corporation having an office at One Commerce Park, Valhalla, New York 10595 ("Del Medical"), and GENDEX-DEL MEDICAL IMAGING CORP., a Delaware corporation having an office at 11550 West King Street, Franklin Park, Illinois 60131 ("Gendex-DMI" and together with Del, RFI, Dynarad, Bertan High Voltage, and Del Medical hereinafter sometimes referred to collectively as the "Debtors"), and amended by that certain amendment dated as of August 2, 1996.

                               W I T N E S S E T H

         WHEREAS, the Debtors and the Bank entered into an Amended and Restated Credit Agreement dated as of March 5, 1996 and amended by that certain amendment dated as of August 2, 1996, (as heretofore amended, the "Agreement") pursuant to the terms of which the Bank agreed to make certain financial accommodations available to the Debtors;

         WHEREAS, all capitalized terms used in the Agreement and not otherwise defined herein shall have the meanings given to them in the Agreement;

         WHEREAS, as of the Second Amendment Date, the outstanding aggregate principal balance of the Revolving Credit Loans is $100,000.00 and the outstanding aggregate principal balance of the Term Loans is $394,738.92 (after giving effect to a payment made as of this date) to all of which there are no defenses or offsets;

         WHEREAS, the Debtors and the Bank have agreed, among other things, to increase the sublimit for Letters of Credit, to increase the amount of investments the Debtors may make without consent of the Bank, to modify the obligation of the Debtors to obtain interest rate protection, to add a fixed rate pricing option, to modify the requirement of the Debtors with respect to delivery of Borrowing Base Certificates, and to extend the Revolving Credit Maturity Date;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, the Debtors and the Bank hereby agree as follows:

                          A. Modification of Agreement

         1. Section 1.1. Section 1.1 of the Agreement is hereby modified as of the Second Amendment Date by the addition of the following definitions in their proper alphabetical positions:

                  Fixed Rate shall mean such fixed rate of interest as may be made available to the Debtors by the Bank, from time to time, for an Interest Period determined by the Bank, and accepted by the Debtors. The Fixed Rate is subject to availability as determined by the Bank, in its sole and absolute discretion.

                  Fixed Rate Loan shall mean any Loan when and to the extent the interest rate therefor is a Fixed Rate.

                  Second Amendment shall mean the amendment to the Agreement dated as of August 1, 1997.

                  Second Amendment Date shall mean August 1, 1997.

         2. Section 1.1. Section 1.1 of the Agreement is hereby further modified as of the Second Amendment Date by the deletion of the definition for the term, "Interest Period", and the substitution of the following therefor:

                  Interest Period shall mean, (i) with respect to any Eurodollar Loan, the period commencing on the date such Eurodollar Loan is made, converted from another type of Loan or renewed, as the case may be, and ending, as a Debtor may select pursuant to Section 2.4(c), on the numerically corresponding day in the first, second, third, or sixth calendar month thereafter, or for such shorter period that a Debtor may so select, when and if the Bank shall, in its sole and absolute discretion, make such period available, provided that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month, and (ii) with respect to any Fixed Rate Loan, the period of time determined by the Bank, in its sole discretion, for which the Fixed Rate will be in effect for a Loan, or a portion thereof, commencing on the date such Fixed Rate Loan is made, converted from another type of Loan or renewed, as the case may be, when and if the Bank shall, in its sole and absolute discretion, make such period available.

3. Section 1.1. Section 1.1 of the Agreement is hereby further modified as of the Second Amendment Date by the deletion of the definition for the term, "Revolving Credit Maturity Date", and the substitution of the following therefor:

            Revolving Credit Maturity Date shall mean April 30, 2001.

         4. Section 2.3. Section 2.3 of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

         2.3               Notes

                           (a) Term Loans. Term Loan "A" shall be evidenced by a replacement promissory note of the Debtors substantially in the form of Exhibit A hereto with appropriate insertions (the "Term Note") payable to the order of the Bank and dated the Second Amendment Date. The principal amount of the Term Note shall be payable in 15 equal consecutive quarterly installments, each in the amount of $26,315.27, payable on the last business day of each fiscal quarter of Del, commencing October 31, 1997 and continuing thereafter until the entire unpaid principal balance of the Term Note, together with all accrued and unpaid interest, shall be paid in full on the Term Loan Maturity Date. The Additional Term Loans shall each be evidenced by a promissory note of the Debtors substantially in the form of Exhibit A-1 hereto, dated the date on which such Additional Term Loan is made, with appropriate insertions (each an "Additional Term Note") payable to the order of the Bank and representing the obligation of the Debtors to pay the unpaid principal amount of such Additional Term Loan, with interest thereon as hereinafter provided. The principal amount of each Additional Term Loan shall be payable in equal consecutive quarterly installments, payable on the last business day of each fiscal quarter of Del, commencing on the last business day of the fiscal quarter in which such Loan is made and continuing thereafter until the entire unpaid principal balance of such Additional Term Loan, together with all accrued and unpaid interest shall be paid in full on the Term Loan Maturity Date. Term Loans, or portions thereof, subject to limitations set forth in Section 2.4(c) and Section 2.16 hereof, may be outstanding as Variable Rate Loans, Eurodollar Loans, or Fixed Rate Loans.

                           (b)  Revolving  Credit Loans.  The  Revolving  Credit
         Loans made by the Bank pursuant to Section 2.2 hereof shall be evidenced by a promissory note of the Debtors substantially in the form of Exhibit B hereto, dated the Second Amendment Date, with appropriate insertions (the "Revolving Credit Note"), payable to the order of the Bank and representing the obligation of the Debtors to pay the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank, with interest thereon as hereinafter prescribed. The outstanding principal balance of the Revolving Credit Note, together with all accrued and unpaid interest thereon, shall be due and payable on the Revolving Credit Maturity Date. Revolving Credit Loans, or portions thereof, subject to limitations set forth in Section 2.4(c) and Section
         2.16 hereof, may be outstanding as Variable Rate Loans, Eurodollar Loans, or Fixed Rate Loans.

                           (c) Endorsement. The Bank is hereby authorized by the Debtors to endorse on the schedule attached to each Note held by it the amount of each Loan, the amount of such Loan, if any, to which a Eurodollar Rate or Fixed Rate applies, the rate of interest if a Eurodollar Rate or Fixed Rate applies, and the period during which such Eurodollar Rate or Fixed Rate applies and each payment of principal amount received by the Bank on account of each Loan, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligations of the Debtors under this Agreement or the Notes held by the Bank.

         5. Section 2.4(a). Section 2.4(a) of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

         2.4      Interest.

                           (a) Interest shall accrue on the outstanding and unpaid principal amount of each Loan for the period from the Second Amendment Date to but excluding the date such Loan is due at the following rates per annum: (i) for a Variable Rate Loan, at a variable rate per annum equal to the Variable Rate plus the applicable Margin,
         (ii) for a Eurodollar Loan, at a fixed rate equal to the Eurodollar Rate plus the applicable Margin, and (iii) for a Fixed Rate Loan, at the applicable Fixed Rate. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. After any stated or accelerated maturity thereof, each Note shall bear interest (computed daily on the basis of a 360-day year for actual days elapsed) at a rate of one percent (1%) per annum in excess of the rate hereinbefore provided for. In no event shall interest be payable at a rate which is in excess of the maximum rate of interest permitted under applicable law.

         6. Section 2.4(c). Section 2.4(c) of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

                            (c) Subject to the terms and conditions of this paragraph and elsewhere in this Agreement, the Debtors may convert any Variable Rate Loan or portion thereof to a Eurodollar Loan or to a Fixed Rate Loan, and, at the end of the Interest Period therefor, convert any Eurodollar Loan or Fixed Rate Loan to a Loan of another type.

                                    (i) In the case of each Eurodollar Loan, the
          Debtors shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.1, subject to the following limitations: (A) no Interest Period may extend beyond the Termination Date; and (B) if an Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day, unless such Business Day would fall in the next calendar month in which event such Interest Period shall end on the immediately preceding Business Day. In the case of a Term Loan, interest rates based on the Eurodollar Rate shall not be available to the Debtors at such times or in such amounts as would require prepayment of a Eurodollar Loan in order to satisfy the amortization requirements set forth in the Note evidencing such Term Loan. No Eurodollar Loan (Eurodollar Loans having different Interest Periods at the same time hereunder being deemed separate Eurodollar Loans) may be in an amount less than $250,000.00 (or the U.S. Dollar equivalent). Upon notice to the Bank as provided in Section 2.15, the Debtors may renew any Eurodollar Loan on the last day of the Interest Period therefor as a Eurodollar Loan with an Interest Period of the same or different duration in accordance with the limitations provided above. If the Debtors shall fail to give notice to the Bank of such a renewal, such Eurodollar Loan shall automatically become a Variable Rate Loan on the last day of the current Interest Period.

                                    (ii) In the case of each  Fixed  Rate  Loan,
          upon request therefor by the Debtors and subject to the Bank's sole and absolute discretion, the Bank shall make available to the Debtors a Fixed Rate for a designated Interest Period which shall not extend beyond the Termination Date. In the case of a Term Loan, a Fixed Rate shall not be available to the Debtors at such times or in such amounts as would require prepayment of a Fixed Rate Loan in order to satisfy the amortization requirements set forth in the Note evidencing such Term Loan. Upon notice to the Bank as provided in Section 2.15 and subject to the Bank's sole discretion, the Debtors may renew any Fixed Rate Loan on the last day of the Interest Period therefor as a Fixed Rate Loan with an Interest Period of the same or different duration in accordance with the limitations provided above. If the Debtors shall fail to give notice to the Bank of such a renewal, such Fixed Rate Loan shall automatically become a Variable Rate Loan on the last day of the current Interest Period.

7. Section 2.4(f). Section 2.4(f) of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

                           (f) Accrued interest shall be due and payable in arrears upon any payment of principal or conversion and (i) for each Variable Rate Loan and each Fixed Rate Loan, on the first day of each calendar month, commencing the first such date after such Loan and (ii) for each Eurodollar Loan, on the last day of the Interest Period with respect thereto and, in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period provided that interest accruing after any stated or accelerated maturity of a Note shall be due and payable from time to time on demand of the Bank.

         8. Section 2.9(a). Section 2.9(a) of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

                           (a) Subject to the terms and conditions contained in this Section 2.9 and elsewhere in this Agreement, the Debtors shall have the right to prepay any Term Loan, at any time in whole or from time to time in part; provided that (i) each optional partial prepayment, except for prepayments which result in the prepayment of all outstanding principal of such Loan, shall be in a principal amount of not less than One Hundred Thousand Dollars ($100,000.00) and shall be applied to installments in inverse order of their maturities; (ii) in the case of a Eurodollar Loan or a Fixed Rate Loan, payment or conversion may occur only on the last day of an Interest Period for such Loan.

         9. Section 2.9(e). Section 2.9 of the Agreement is hereby amended as of the Second Amendment Date by the addition of the following Section 2.9(e) immediately following Section 2.9(d):

                           (e) In the event that the Debtors prepay any Fixed Rate Loan in full, whether such prepayment be optional or mandatory, prior to the end of the Interest Period applicable to such Loan, such prepayment shall be accompanied by a payment to the Bank of a premium (as liquidated damages and not as penalty) equal to all reasonable losses, expenses, and liabilities (including, without limitation, any interest paid by the Bank to lenders of funds borrowed by it to make or carry the Loan and losses sustained by the Bank in connection with the re-employment of such funds) which the Bank may incur with respect to such Fixed Rate Loan.

         10. Section 2.13(d). Section 2.13(d) of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

         (d) The Debtors shall pay to the Bank, upon the request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost or expense which the Bank determines is attributable to any failure by the Debtors to borrow, convert into or renew a Eurodollar Rate Loan or Fixed Rate
         Loan to be made, converted into or renewed by the Bank on the date specified therefor in the relevant notice under Section 2.4 or 2.15, as the case may be.

         11. Section 2.14.1. Section 2.14.1 of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

                           2.14.1 Letter of Credit Facility. (a) During the Revolving Credit Commitment Period, the Bank agrees, upon the terms and conditions set forth in this Agreement, to issue at the request of the Debtors and for the account of the Debtors, one or more Standby Letters of Credit and/or Sight Letters of Credit which in the aggregate of the face amount thereof at any one time outstanding shall not exceed the lesser of (a) the Borrowing Base less the principal balance of all Revolving Credit Loans or (b) FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) (the "Letter of Credit Facility"), provided that the Bank shall not be under any obligation to issue, and shall not issue, any Letter of Credit if (i) any order, judgment or decree of any government authority or other regulatory body or arbitrator shall purport by its terms to enjoin or restrain the Bank from issuing any such Letter of Credit, or any law or governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) from any governmental authority or other regulatory body with jurisdiction over the Bank shall prohibit, or request that the Bank refrain from the issuance of Letters of Credit generally or any such Letter of Credit in particular or shall impose upon the Bank with respect to any such Letter of Credit any restriction or reserve or capital requirement (for which the Bank is not otherwise compensated) or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Bank as of the date of this Agreement and which the Bank in good faith deems material to it; or (ii) one or more of the conditions to such issuance contained in Section 4.1 is not then satisfied.

                                    (b) In no event shall (i) the aggregate face
         amount of Letter of Credit Obligations with respect to Letters of Credit at any time exceed the lesser of (A) the Borrowing Base less the principal balance of all Revolving Credit Loans or (B) $4,000,000; (ii) the expiration date of any Letter of Credit, or the date for payment of any draft presented thereunder and accepted by the Bank, be more than twelve months after the date of issuance thereof or after the Revolving Credit Maturity Date; or (iii) the Bank issue any Letter of Credit for the purpose of supporting the issuance of any Letter of Credit by any other Person.

         12. Section 2.15. Section 2.15 of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

                  2.15 Certain Notices. Notices by the Debtors to the Bank of each borrowing, prepayment or conversion, and each renewal hereunder shall be irrevocable and shall be effective only if received by the Bank not later than 2:00 p.m. (in the case of Variable Rate Loans or Fixed Rate Loans) and 11:00 a.m. (in the case of Eurodollar Loans), both New York City time, and in the case of borrowings and prepayments of, conversions into and (in the case of Eurodollar Loans or Fixed Rate Loans) renewals of (i) Variable Rate Loans, given on the date thereof;
         (ii)  Eurodollar  Loans,  given three Business Days prior thereto,  and
         (iii) Fixed Rate Loans,  given given one  Business  Day prior  thereto.
         Each such notice shall specify the Loans to be borrowed, prepaid, converted or renewed and the amount and type of the Loans to be borrowed, or converted, or prepaid or renewed (and, in the case of a conversion, the type of Loans to result from such conversion and, in the case of a Eurodollar Loan or Fixed Rate Loan, the Interest Period therefor) and the date of the borrowing or prepayment, or conversion or renewal (which shall be a Business Day).

         13. Section 5.5(c). Section 5.5(c) of the Agreement is hereby deleted as of March 31, 1996 and the following substituted therefor:

                           (c) within 20 days (or earlier, if practicable) after the end of each month in which the aggregate of (i) the aggregate principal amount of all outstanding Revolving Credit Loans plus (ii) the Letter of Credit Obligations exceeds $5,000,000.00, a borrowing base certificate ("Borrowing Base Certificate") in the form annexed hereto as Exhibit E for the fiscal month of the Debtors just ended, together with an aging summary of all Accounts Receivable;

         14. Section 5.13. Section 5.13 of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

                  5.13 Interest Rate Protection. At such time as the aggregate principal balance of the Term Loans shall be equal to or exceed $5,000,000.00, the Debtors shall enter into an interest rate swap agreement or an interest rate cap agreement covering a notional principal amount equal to at least 75% of the outstanding principal amount of the Term Loans, as such amount may change from time to time, with such counterparties and on such terms and conditions as shall be reasonably satisfactory to the Bank. So long as the aggregate principal balance of the Term Loans shall be equal to or exceed $5,000,000.00, the Debtors shall re-establish such interest rate protection prior to the expiration of any interest rate agreement entered into pursuant to the foregoing.

         15. Section 6.7(a) Section 6.7(a) of the Agreement is hereby deleted as of the Second Amendment Date and the following substituted therefor:

                  6.7 Investments. (a) Own, purchase or acquire any stock, obligations, assets or securities of, or any interest in, or make any capital contribution or loan or advance to, any other person, or make any other investments with an aggregate fair market value exceeding $1,000,000.00 (valued at the time of the acquisition thereof), except that the Debtors may (i) own, purchase or acquire certificates of deposit of the Bank or any FDIC-insured commercial bank registered to do business in any state of the United States having capital and surplus in excess of $500,000,000; (ii) own, purchase or acquire obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States; (iii) own, purchase or acquire commercial paper of a domestic issuer rated at least A-1 by Standard and Poor's Corporation or P-1 by Moody's Investors Service, Inc.; (iv) subject to the provisions of Section 6.7(b) hereof, purchase or acquire during any fiscal year of Del (a "Fiscal Year") shares of the common stock of Del ("Common Stock") with an aggregate fair market value of not more than $1,500,000 (valued at the time of the acquisition thereof), and thereafter own all such shares so purchased or acquired; (v) own, purchase, or acquire stock, obligations and/or securities of any other person provided that such stock, obligations and/or securities are held by the Debtors in the deferred compensation account(s) which are maintained by Del for the benefit of Leonard A. Trugman; and (vi) make Acquisitions with the proceeds of Additional Term Loans provided, however, that the Bank shall have given its prior written approval of such Acquisitions to the extent that they exceed, in the aggregate, $3,000,000 calculated from the First Amendment Date.

         16. Exhibits. The Agreement is hereby modified as of the Second Amendment Date by: (a) the deletion of Exhibit A and the substitution therefor of a new Exhibit A, in the form of Exhibit 1 to this Amendment; (b) the deletion of Exhibit A-1 and the substitution therefor of a new Exhibit A-1, in the form of Exhibit 2 to this Amendment; and (c) the deletion of Exhibit B and the substitution therefor of a new Exhibit B, in the form of Exhibit 3 to this Amendment.

                          B. Condition of Effectiveness

         The obligation of the Bank to enter into this Amendment to the Loan Agreement and to make or provide any financial accommodation to the Debtors pursuant to the terms of this Amendment is subject to the condition precedent that the Bank shall have received each of the following documents, in form and substance satisfactory to the Bank and its counsel, and each of the following requirements shall have been fulfilled:

         1. This Amendment. The Debtors and the Bank shall each have executed and delivered this Amendment.

         2. The Notes. The Debtors shall have executed and delivered to the Bank the Term Note in the form of Exhibit 1 to this Amendment and the Revolving Credit Note in the form of Exhibit 3 to this Amendment.

         3. Evidence of Corporate Action by Company. The Bank shall have received a certificate of the Secretary or Assistant Secretary of each of the Debtors, dated the Second Amendment Date, in substantially the form of Exhibit 4 to this Amendment, attesting to all corporate action taken by such Debtor, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment and each other document to be delivered pursuant to or in connection with this Amendment, and including a copy of all amendments to such Debtor's certificate of incorporation and by-laws which are subsequent to the Restatement Date, a current good standing certificate, and an incumbency and signature certificate.

         4. Officer's Certificate. The following statements shall be true and the Bank shall have received a certificate, dated the Second Amendment Date, in substantially the form of Exhibit 5 to this Amendment, signed by a duly authorized officer of each of the Debtors stating that to the best of his knowledge:

                  a.       The  representations  and  warranties   contained  in
                           Section 3 of the Agreement and in each of the other Credit Documents are correct on and as of the Second Amendment Date, as though made on and as of such dates; and

                  b. No default or Event of Default has occurred and is continuing, or would result from the execution and performance by the Debtors of this Amendment or the Agreement (as amended by this Amendment) or any of the other Credit Documents; and

                  c. There has been no material adverse change in the business, operations, assets or condition, financial or otherwise, of the Debtors since the date of the most recent financial statements provided to the Bank.

         5. Opinion Letter. The Bank shall have received an opinion of counsel to the Debtors, substantially in the form of Exhibit 6 to this Amendment.

         6. Costs and Expenses. The Debtors shall have paid, or reimbursed the Bank, for all costs, expenses and charges (including, without limitation, all expenses and reasonable fees of legal counsel for the Bank) incurred in connection with the negotiation, preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.

                          C.  Reference  to and  Effect  on  the  Loan Documents


         1. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Credit Documents to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

         2. Except as specifically amended above, the Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         3. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

                          D. Miscellaneous

         1. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         2. Headings. Section headings in this Amendment are included herein for convenience of reference only and do not constitute a part of this Amendment for any other purpose.

         3. Exhibits. Exhibits 1-6 shall constitute integral parts of this Amendment.

         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

(Corporate Seal)                    DEL GLOBAL TECHNOLOGIES CORP.

ATTEST:                             By:    /S/David Engel
-------                                    -------------------------------------
                                           David Engel, Executive Vice President
/S/Michael Taber
--------------------
Michael Taber, Secretary

(Corporate Seal)                     RFI CORPORATION

ATTEST:                              By:   /S/David Engel
-------                                    -------------------------------------
                                           David Engel, Executive Vice President
/S/Michael Taber
--------------------
Michael Taber, Secretary

(Corporate Seal)                     DYNARAD CORP.

ATTEST:                              By:   /S/David Engel
-------                                    -------------------------------------
                                           David Engel, Executive Vice President

/S/Michael Taber
--------------------
Michael Taber, Assistant Secretary

(Corporate Seal)                     BERTAN HIGH VOLTAGE CORP.


ATTEST:                              By:   /S/David Engel
                                           -------------------------------------
/S/Michael Taber                           David Engel, Executive Vice President
--------------------
Michael Taber, Secretary

(Corporate Seal)
                                     DEL MEDICAL SYSTEMS CORP.


ATTEST:                              By:    /S/David Engel
                                           -------------------------------------
/S/Michael Taber                           David Engel, Executive Vice President
--------------------
Michael Taber, Secretary

(Corporate Seal)
                                     GENDEX-DEL MEDICAL IMAGING CORP.


ATTEST:                              By:   /S/David Engel
                                           -------------------------------------
/S/Michael Taber                           David Engel, Executive Vice President
--------------------
Michael Taber, Secretary


THE CHASE MANHATTAN BANK

                                     By:   /S/Thomas R. Himmelright
                                           -------------------------------------
                                           Thomas R. Himmelright, Vice President

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF NASSAU                          )

     On the 17th day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at Patchogue, NY that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

       Christine Galway                        /S/Christine Galway
Notary Public, State of New York               -------------------------------
       No. 01GA5021498                         NOTARY PUBLIC
  Qualified in Nassau County
  Commission Expires 12/20/97

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF NASSAU                          )

     On the 17th day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at Patchogue, NY that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

       Christine Galway                        /S/Christine Galway
Notary Public, State of New York               -------------------------------
       No. 01GA5021498                         NOTARY PUBLIC
  Qualified in Nassau County
  Commission Expires 12/20/97

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF NASSAU                          )


     On the 17th day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at Patchogue, NY that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

       Christine Galway                        /S/Christine Galway
Notary Public, State of New York               -------------------------------
       No. 01GA5021498                         NOTARY PUBLIC
  Qualified in Nassau County
  Commission Expires 12/20/97

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF NASSAU                          )




     On the 17th day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at Patchogue, NY that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

       Christine Galway                        /S/Christine Galway
Notary Public, State of New York               -------------------------------
       No. 01GA5021498                         NOTARY PUBLIC
  Qualified in Nassau County
  Commission Expires 12/20/97

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF NASSAU                          )


     On the 17th day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at Patchogue, NY that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

       Christine Galway                        /S/Christine Galway
Notary Public, State of New York               -------------------------------
       No. 01GA5021498                         NOTARY PUBLIC
  Qualified in Nassau County
  Commission Expires 12/20/97

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF NASSAU                          )


     On the 17th day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at Patchogue, NY that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

       Christine Galway                        /S/Christine Galway
Notary Public, State of New York               -------------------------------
       No. 01GA5021498                         NOTARY PUBLIC
  Qualified in Nassau County
  Commission Expires 12/20/97

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

     On the 17th day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at Patchogue, NY that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

        Roberta M. Roos                        /S/Roberta M. Roos
Notary Public, State of New York               -------------------------------
          No. 4946700                          NOTARY PUBLIC
   Qualified in Westchester County
Commission Expires February 13, 1999

                                                          Exhibit 1 to Amendment

                                    EXHIBIT A
                              REPLACEMENT TERM NOTE


$394,738.92                                               White Plains, New York
                                                      Dated as of August 1, 1997

        FOR VALUE RECEIVED, the undersigned, DEL GLOBAL TECHNOLOGIES CORP., a New York corporation, ("Del"), RFI CORPORATION, a Delaware corporation, ("RFI"), DYNARAD CORP., a New York corporation, ("Dynarad"), BERTAN HIGH VOLTAGE CORP., a New York corporation, ("Bertan High Voltage"), DEL MEDICAL SYSTEMS CORP., a New York corporation, ("Del Medical"), and GENDEX-DEL MEDICAL IMAGING CORP., a New York corporation ("Gendex-DMI" and together with Del, RFI, Dynarad, Bertan High Voltage, and Del Medical hereinafter collectively referred to as the "Debtors"), hereby jointly and severally, promise to pay to the order of THE CHASE MANHATTAN BANK (the "Bank"), at 106 Corporate Park Drive, White Plains, New York, the principal sum of THREE HUNDRED NINETY-FOUR THOUSAND SEVEN HUNDRED THIRTY-EIGHT AND 92/100 DOLLARS ($394,738.92), in lawful money of the United States of America in immediately available funds, payable in fifteen (15) consecutive quarterly installments in the amount of TWENTY-SIX THOUSAND THREE HUNDRED FIFTEEN AND 27/100 DOLLARS ($26,315.27) each. The aforementioned payments shall be payable on the last day of each fiscal quarter of Del, the first such payment being due and payable on October 31, 1997, and continuing thereafter until the entire unpaid principal balance of the Term Loan, together with all accrued and unpaid interest, shall be paid in full on April 30, 2001. The Debtors further, jointly and severally, promise to pay interest at said office in like money from the date hereof on the unpaid principal amount hereof outstanding from time to time (i) at the Variable Rate plus the applicable Margin, or (ii) at the election of the Debtors, and pursuant to
Section 2.4(c) of the Credit Agreement, (a) at the Eurodollar Rate plus the applicable Margin or (b) at the Fixed Rate. Interest shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed and shall be payable pursuant to Section 2.4(f) of the Credit Agreement. Interest calculated in relation to the Variable Rate shall change when the Variable Rate changes. The applicable Margin shall be determined pursuant to Section 2.4(d) of the Credit Agreement.

        In the event that the Debtors prepay or convert any Eurodollar Loan prior to the end of the Interest Period applicable to such loan, such prepayment or conversion shall be accompanied by a fee pursuant to Section 2.9(d) of the Credit Agreement. In the event that the Debtors prepay or convert any Fixed Rate Loan prior to the end of the Interest Period applicable to such loan, such prepayment or conversion shall be accompanied by a fee pursuant to Section 2.9(e) of the Credit Agreement.

"Payments". All payments made pursuant to the Term Loan shall be made in Dollars in immediately available funds not later than 1:00 p.m. New York City time on the relevant dates specified herein (each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Banking
Day) at the Principal Office for the account of the Lending Office of the Bank. The Bank may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Debtors with the Bank. The Debtors shall, at the time of making each payment under the Term Loan, specify to the Bank the principal or other amount payable by the Debtors under the Term Loan to which such payment is to be applied (if a Default or Event of Default has occurred and is continuing, the Bank may apply such payment as it may elect in its sole discretion). If the due date of any payment under the Term Loan would otherwise fall on a day which is not a "Banking Day", such date shall be extended to the next succeeding Banking Day and interest shall be payable for any principal so extended for the period of such extension.

         This Note is the Term Note referred to in the Amended and Restated Credit Agreement dated as of March 5, 1996 by and among the Debtors and the Bank and amended by First Amendment to Amended and Restated Credit Agreement dated as of August 2, 1996 and by Second Amendment to Amended and Restated Credit Agreement dated as of August 1, 1997 (as such may hereafter be amended, modified or restated, the "Credit Agreement") and is entitled to the benefits and is otherwise subject to the provisions thereof and may be, or may be required to be, prepaid in whole or in part as provided therein. Terms defined in the Credit Agreement shall have their defined meanings when used in this Note unless otherwise defined herein. This Note is a restatement and replacement of and not in addition to the term note in the original principal amount of $500,000.00 dated as of August 2, 1996 made by the Debtors for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the term note in the original principal amount of $10,000,000.00 dated March 5, 1996 made by the Debtors for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the term note in the original principal amount of $2,250,000.00 dated January 27, 1995 made by Del, RFI, Dynarad, Bertan High Voltage, and Del Medical for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the term note in the original principal amount of $2,357,148.00 dated November 4, 1994 made by Del, RFI, Dynarad, Bertan High Voltage, and Del Medical for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the term note in the original principal amount of $2,571,432.00 dated May 10, 1994 made by Del, RFI, Dynarad and Bertan High Voltage for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the term note in the original principal amount of $5,400,000 dated December 12, 1989 made by Del and RFI for the benefit of the Bank's predecessor-in-interest, as heretofore amended.

         The Debtors, jointly and severally, promise to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from the due dates of such principal and interest at a rate determined as set forth in the Credit Agreement.

         The Debtors hereby waive presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Credit Agreement.

         LOAN SCHEDULE: All borrowings evidenced by this Note and all payments and prepayments and the respective dates thereof shall be endorsed by the Bank on the schedule attached hereto and made a part hereof, or on the continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by the Bank in its internal records; provided, however, that the failure of the Bank to make such notation or any error in such notation shall not in any manner affect the obligation of the Debtors to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

         This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the Debtors or any successors or assigns of the Debtors and the Bank or any holder hereof.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(Corporate Seal)                           DEL GLOBAL TECHNOLOGIES CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President
--------------------
Michael Taber, Secretary

(Corporate Seal)                           RFI CORPORATION


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President
--------------------
Michael Taber, Secretary

(Corporate Seal)                           DYNARAD CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President
--------------------
Michael Taber, Assistant Secretary

(Corporate Seal)                           BERTAN HIGH VOLTAGE CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President

--------------------
Michael Taber, Secretary

(Corporate Seal)
                                           DEL MEDICAL SYSTEMS CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President

--------------------
Michael Taber, Secretary

(Corporate Seal)
                                           GENDEX-DEL MEDICAL IMAGING CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President

--------------------
Michael Taber, Secretary

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                 -------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

         On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of RFI CORPORATION, the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                 -------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of DYNARAD CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of BERTAN HIGH VOLTAGE CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of DEL MEDICAL SYSTEMS CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of GENDEX-DEL MEDICAL IMAGING CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC


  Table Deleted

                                                          Exhibit 2 to Amendment

                                   EXHIBIT A-1
                              ADDITIONAL TERM NOTE


$_______________                                          White Plains, New York
                                                           Dated:_______________

        FOR VALUE RECEIVED, the undersigned, DEL GLOBAL TECHNOLOGIES CORP., a New York corporation, ("Del"), RFI CORPORATION, a Delaware corporation, ("RFI"), DYNARAD CORP., a New York corporation, ("Dynarad"), BERTAN HIGH VOLTAGE CORP., a New York corporation, ("Bertan High Voltage"), DEL MEDICAL SYSTEMS CORP., a New York corporation, ("Del Medical"), and GENDEX-DEL MEDICAL IMAGING CORP., a New York corporation ("Gendex-DMI" and together with Del, RFI, Dynarad, Bertan High Voltage, and Del Medical hereinafter collectively referred to as the "Debtors"), hereby jointly and severally, promise to pay to the order of THE CHASE MANHATTAN BANK (the "Bank"), at 106 Corporate Park Drive, White Plains, New York, the principal sum of ________________________________________ DOLLARS
($___________), in lawful money of the United States of America in immediately available funds, payable in ___________ (___) consecutive quarterly installments in the amount of
___________________________ DOLLARS ($_______) each. The aforementioned payments shall be payable on the last day of each fiscal quarter of Del, the first such payment being due and payable on _________________, and continuing thereafter until the entire unpaid principal balance of this Additional Term Loan, together with all accrued and unpaid interest, shall be paid in full on April 30, 2001. The Debtors further, jointly and severally, promise to pay interest at said office in like money from the date hereof on the unpaid principal amount hereof outstanding from time to time (i) at the Variable Rate plus the applicable Margin or (ii) at the election of the Debtors, and pursuant to Section 2.4(c) of the Credit Agreement, (a) at the Eurodollar Rate plus the applicable Margin or
(b) at the Fixed Rate. Interest shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed and shall be payable pursuant to Section 2.4(f) of the Credit Agreement. Interest calculated in relation to the Variable Rate shall change when the Variable Rate changes. The applicable Margin shall be determined pursuant to Section 2.4(d) of the Credit Agreement.

        In the event that the Debtors prepay or convert any Eurodollar Loan prior to the end of the Interest Period applicable to such loan, such prepayment or conversion shall be accompanied by a fee pursuant to Section 2.9(d) of the Credit Agreement. In the event that the Debtors prepay or convert any Fixed Rate Loan prior to the end of the Interest Period applicable to such loan, such prepayment or conversion shall be accompanied by a fee pursuant to Section 2.9(e) of the Credit Agreement.

         "Payments". All payments made pursuant to the Term Loan shall be made in Dollars in immediately available funds not later than 1:00 p.m. New York City time on the relevant dates specified herein (each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Banking Day) at the Principal Office for the account of the Lending Office of the Bank. The Bank may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Debtors with the Bank. The Debtors shall, at the time of making each payment under the Term Loan, specify to the Bank the principal or other amount payable by the Debtors under the Term Loan to which such payment is to be applied (if a Default or Event of Default has occurred and is continuing, the Bank may apply such payment as it may elect in its sole discretion). If the due date of any payment under the Term Loan would otherwise fall on a day which is not a "Banking Day", such date shall be extended to the next succeeding Banking Day and interest shall be payable for any principal so extended for the period of such extension.

         This Note is an Additional Term Note referred to in the Amended and Restated Credit Agreement dated as of March 5, 1996 by and among the Debtors and the Bank and amended by First Amendment to Amended and Restated Credit Agreement dated as of August 2, 1996 and by Second Amendment to Amended and Restated Credit Agreement dated as of August 1, 1997 (as such may hereafter be amended, modified or restated, the "Credit Agreement") and is entitled to the benefits and is otherwise subject to the provisions thereof and may be, or may be required to be, prepaid in whole or in part as provided therein. Terms defined in the Credit Agreement shall have their defined meanings when used in this Note unless otherwise defined herein.

         The Debtors, jointly and severally, promise to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from the due dates of such principal and interest at a rate determined as set forth in the Credit Agreement.

         The Debtors hereby waive presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Credit Agreement.

         LOAN SCHEDULE: All borrowings evidenced by this Note and all payments and prepayments and the respective dates thereof shall be endorsed by the Bank on the schedule attached hereto and made a part hereof, or on the continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by the Bank in its internal records; provided, however, that the failure of the Bank to make such notation or any error in such notation shall not in any manner affect the obligation of the Debtors to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

         This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the Debtors or any successors or assigns of the Debtors and the Bank or any holder hereof.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(Corporate Seal)                        DEL GLOBAL TECHNOLOGIES CORP.


ATTEST:                                 By:    _________________________________
                                               Name:
____________________                           Title:
         , Secretary

(Corporate Seal)                        RFI CORPORATION


ATTEST:                                 By:    _________________________________
                                               Name:
____________________                           Title:
         , Secretary

(Corporate Seal)                        DYNARAD CORP.


ATTEST:                                 By:    _________________________________
                                               Name:
____________________                           Title:
         , Secretary

(Corporate Seal)                        BERTAN HIGH VOLTAGE CORP.


ATTEST:                                 By:    _________________________________
                                               Name:
____________________                           Title:
         , Secretary

(Corporate Seal)
                                        DEL MEDICAL SYSTEMS CORP.

ATTEST:                                 By:    _________________________________
                                               Name:
____________________                           Title:
         , Secretary


(Corporate Seal)
                                        GENDEX-DEL MEDICAL IMAGING CORP.


ATTEST:                                 By:    _________________________________
                                               Name:
____________________                           Title:
         , Secretary

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of ___________________, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the
_________________________ of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                 -------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

         On the _______ day of ___________________, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the
_________________________ of RFI CORPORATION, the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                 -------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of ___________________, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the
_________________________ of DYNARAD CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of ___________________, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the
_________________________ of BERTAN HIGH VOLTAGE CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of ___________________, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the
_________________________ of DEL MEDICAL SYSTEMS CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of ___________________, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the
_________________________ of GENDEX-DEL MEDICAL IMAGING CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY  PUBLIC


Table Deleted

                                                          Exhibit 3 to Amendment

                                    EXHIBIT B
                        REPLACEMENT REVOLVING CREDIT NOTE

$14,000,000.00                                            White Plains, New York
                                                      Dated as of August 1, 1997

         FOR VALUE RECEIVED, the undersigned, DEL GLOBAL TECHNOLOGIES CORP., a New York corporation, ("Del"), RFI CORPORATION, a Delaware corporation, ("RFI"), DYNARAD CORP., a New York corporation, ("Dynarad"), BERTAN HIGH VOLTAGE CORP., a New York corporation, ("Bertan High Voltage"), DEL MEDICAL SYSTEMS CORP., a New York corporation, ("Del Medical"), and GENDEX-DEL MEDICAL IMAGING CORP., a New York corporation ("Gendex-DMI" and together with Del, RFI, Dynarad, Bertan High Voltage, and Del Medical hereinafter collectively referred to as the "Debtors"), hereby jointly and severally, promise to pay to the order of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION) (the "Bank"), at 1 Chase Manhattan Plaza, New York, New York, on the Revolving Credit Maturity Date, the lesser of the principal sum of FOURTEEN MILLION and 00/100 DOLLARS ($14,000,000) or the aggregate unpaid principal amount of all Revolving Credit Loans to the Debtors from the Bank pursuant to Section 2.2 of the Amended and Restated Credit Agreement dated as of March 5, 1996, by and among the Debtors and the Bank and amended by First Amendment to Amended and Restated Credit Agreement dated as of August 2, 1996 and by Second Amendment to Amended and Restated Credit Agreement dated as of August 1, 1997 (as such may hereafter be amended, modified or restated, the "Credit Agreement"), in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at the Bank's office, (i) at the Variable Rate plus the applicable Margin, or (ii) at the election of the Debtors, and pursuant to Section 2.4(c) of the Credit Agreement, (a) at the Eurodollar Rate plus the applicable Margin or (b) at the Fixed Rate. Interest shall be computed on the basis of a three hundred sixty
(360) day year for actual days elapsed and shall be payable pursuant to Section 2.4(f) of the Credit Agreement. Interest calculated in relation to the Variable Rate shall change when the Variable Rate changes. The applicable Margin shall be determined pursuant to Section 2.4(e) of the Credit Agreement

         In the event that the Debtors prepay or convert any Eurodollar Loan prior to the end of the Interest Period applicable to such Loan, such prepayment or conversion shall be accompanied by a fee pursuant to Section 2.9(d) of the Credit Agreement. In the event that the Debtors prepay or convert any Fixed Rate Loan prior to the end of the Interest Period applicable to such Loan, such prepayment or conversion shall be accompanied by a fee pursuant to Section 2.9(e) of the Credit Agreement.

         "Payments". All payments made pursuant to the Revolving Credit Loan shall be made in Dollars in immediately available funds not later than 1:00 p.m. New York City time on the relevant dates specified herein (each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Banking Day) at the Principal Office for the account of the Lending Office of the Bank. The Bank may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Debtors with the Bank. The Debtors shall, at the time of making each payment under the Revolving Credit Loan, specify to the Bank the principal or other amount payable by the Debtors under the Revolving Credit Loan to which such payment is to be applied (if a Default or Event of Default has occurred and is continuing, the Bank may apply such payment as it may elect in its sole discretion). If the due date of any payment under the Revolving Credit Loan would otherwise fall on a day which is not a "Banking Day", such date shall be extended to the next succeeding Banking Day and interest shall be payable for any principal so extended for the period of such extension.

         This Note is the Revolving Credit Note referred to in the Credit Agreement and is entitled to the benefits and is otherwise subject to the provisions thereof and may be, or may be required to be, prepaid in whole or in part as provided therein. Terms defined in the Credit Agreement shall have their defined meanings when used in this Note unless otherwise defined herein. This
Note is a restatement and replacement of and not in addition to the revolving credit note in the original principal amount of $14,000,000 dated as of March 5, 1996 made by the Debtors for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the revolving credit note in the original principal amount of $10,000,000 dated January 27, 1995 made by Del, RFI, Dynarad, Bertan High Voltage, and Del Medical for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the revolving credit note in the original principal amount of $10,000,000 dated November 4, 1994 made by Del, RFI, Dynarad, Bertan High Voltage, and Del Medical for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the revolving credit note in the original principal amount of $10,000,000 dated May 10, 1994 made by Del, RFI, Dynarad and Bertan High Voltage for the benefit of the Bank, which itself is a restatement and replacement of and not in addition to the revolving credit note in the original principal amount of $2,000,000 dated December 12, 1989 made by Del and RFI for the benefit of the Bank's predecessor-in-interest, as heretofore amended.

         The Debtors, jointly and severally, promise to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from the due dates of such principal and interest at a rate determined as set forth in the Credit Agreement.

         The Debtors hereby waive presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Credit Agreement.

         PAYMENT GRID: All borrowings evidenced by the Revolving Credit Note and all payments and prepayment of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the Bank on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by the Bank in its internal records; provided, however, that the failure of the Bank to make such notation or any error in such notation shall not in any manner affect the obligation of the Debtors to make payments of principal and interest in accordance with the terms of the Revolving Credit Note, as modified by this Agreement, and the Credit Agreement.

         This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the Debtors or any successors or assigns of the Debtors and the Bank or any holder hereof.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(Corporate Seal)                           DEL GLOBAL TECHNOLOGIES CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President
--------------------
Michael Taber, Secretary


(Corporate Seal)                           RFI CORPORATION


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President
--------------------
Michael Taber, Secretary

(Corporate Seal)                           DYNARAD CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President
--------------------
Michael Taber, Assistant Secretary


(Corporate Seal)                           BERTAN HIGH VOLTAGE CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President

--------------------
Michael Taber, Secretary


(Corporate Seal)
                                           DEL MEDICAL SYSTEMS CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President

--------------------
Michael Taber, Secretary


(Corporate Seal)
                                           GENDEX-DEL MEDICAL IMAGING CORP.


ATTEST:                             By:    _________________________________
                                           David Engel, Executive Vice President

--------------------
Michael Taber, Secretary

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of DEL GLOBAL TECHNOLOGIES CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                 -------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

         On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of RFI CORPORATION, the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                 -------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of DYNARAD CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of BERTAN HIGH VOLTAGE CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of DEL MEDICAL SYSTEMS CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC

STATE OF NEW YORK                         )
                                          )ss.:
COUNTY OF WESTCHESTER                     )

        On the _______ day of October 1997, before me personally came David Engel, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, that he is the Executive Vice President of GENDEX-DEL MEDICAL IMAGING CORP., the corporation described in and which executed the foregoing instrument; that it was so executed by order of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                                  ------------------------------
                                                     NOTARY PUBLIC




Table Deleted